[LOGO] ARMSTRONG ASSOCIATES INC.


A NO-LOAD MUTUAL FUND
               Armstrong Associates is a no-load mutual fund. There are no sales commissions charged by the Fund when you buy or redeem shares.

INVESTMENT OBJECTIVE
               Armstrong's investment objective is capital growth. The Fund seeks to obtain this objective through emphasis on investments in common stocks and by varying the proportions of common stocks and short-term debt investments in its portfolio.

PROSPECTUS INFORMATION
               This Prospectus concisely sets forth information an investor should know about the Fund before investing. It should be retained for future reference.


               A Statement of Additional Information about the Fund has been filed with the Securities and Exchange Commission, is incorporated herein by reference, and is available without charge from the Fund upon request.


               For additional information call or write:


               Armstrong Associates, Inc.
               750 N. St. Paul, LB 13
               Suite 1300
               Dallas, Texas 75201-3250
               Telephone (214) 720-9101






  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.


The date of this Prospectus and the Statement of Additional Information is October 29, 1996.



[LOGO] ARMSTRONG ASSOCIATES INC.

SUMMARY OF FUND EXPENSES
         The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly.

         Shareholder Transaction Expenses


           Sales Load Imposed on Purchases          none
           Sales Load Imposed on Reinvested
               Dividends                            none
           Deferred Sales Load                      none
           Redemption Fees                          none


         Annual Fund Operating Expenses
         (as a percentage of average net assets)


           Management Fees                         0.80%
           12b-1 Fees                               none
           Other Expenses
             Accounting Services Fees     0.12%
             Miscellaneous Expenses       0.53%
                                          -----
           Total Other Expenses                    0.65%
                                                   -----
           Total Operating Expenses                1.45%
                                                   =====


      The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

          1 Year     3 Years     5 Years   10 Years
          ------    -------     -------    ---------
            $15        $46         $80       $182


      This example assumes that the percentages set forth under "Annual Fund Operating Expenses" remain the same during each of the periods shown, and applies such percentages to a hypothetical $1,000 investment. The example does not reflect or project investment return or the resulting value of an investment. The assumed 5% annual rate of return is required by applicable rules to be applied by all investment companies in projecting assumed expenses beyond the first year and serves to reflect an assumed increase in expenses over the years. Such 5% assumption does not in any way reflect prior investment performance or project future investment performance. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS
      The following condensed financial information has been audited by Grant Thornton LLP, independent certified public accountants, beginning with the year ended June 30, 1992. The report of such independent certified public accountants appears in the Statement of Additional Information. The information for years prior to 1992 has been audited by other independent auditors whose report thereon is not included.


                                1975     1976     1977     1978     1979
                                ----     ----     ----     ----     ----

Net asset value
  Beginning of period          $2.74    $3.81    $5.30    $5.68    $6.50
Income (loss) from
  investment operations
   Net investment
     income                      .07      .03      .04      .08      .16
   Net Realized and
     unrealized gains
     (losses) on investments    1.04     1.53      .38      .78      .84
                               -----    -----    -----    -----    -----

Total from investment
  operations                    1.11     1.56      .42      .86     1.00
Less distributions
  Dividends from net
   investment income             .04      .07      .04      .04      .11
  Distributions from net
   realized gains                 --       --       --       --      .33
                               -----    -----    -----    -----    -----

Net asset value,
  end of period                $3.81    $5.30    $5.68    $6.50    $7.06
                               =====    =====    =====    =====    =====

Total return                   41.46%   42.06%    8.05%   15.31%   15.17%
Ratios/supplemental data
  Net assets, end of
   period (000)'s             $2,892   $3,785   $3,649   $3,886   $4,538
Ratio of expenses to
  average net assets             1.5      1.5      1.5      1.5      1.5
Ratio of net investment
  income to average
  net assets                     2.7       .8      1.9      1.6      2.3
Portfolio turnover rate         210%     113%     113%     151%      97%


(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.

(b) The fund had no senior securities or outstanding debt during the twenty-two year period ended June 30, 1996.

      See accompanying report of independent certified public accountants.


                                                       ARMSTRONG ASSOCIATES INC.



Per Share Income and Capital Changes for a Share Outstanding Throughout the Year Ended June 30 (See Notes)


    1980         1981         1982          1983         1984          1985           1986         1987
    ----         ----         ----          ----         ----          ----           ----         ----

$     7.06   $     7.74   $     9.37    $     7.10    $    10.22    $     7.29    $     7.65    $     8.72
       .23          .24          .41           .21           .16           .24           .14           .10
      1.40         2.62        (1.28)         3.72         (2.51)         1.02          1.17          1.51
----------   ----------   ----------    ----------    ----------    ----------    ----------    ----------
      1.63         2.86         (.87)         3.93         (2.35)         1.26          1.31          1.61
       .13          .23          .19           .43           .20           .14           .24           .16
       .82         1.00         1.21           .38           .38           .76          --             .51
----------   ----------   ----------    ----------    ----------    ----------    ----------    ----------
$     7.74   $     9.37   $     7.10    $    10.22    $     7.29    $     7.65    $     8.72    $     9.66
     24.08%       38.04%       (9.87)%       61.27%       (24.01)%       19.10%        17.80%        20.00%
     5,777        8,277        7,669        12,869         9,788        10,957        11,714        12,294
       1.6          1.5          1.7           1.6           1.6           1.7           1.6           1.7
       3.2          2.7          5.6           2.4           1.9           3.1           1.6           1.0
       131%          60%          34%           59%           96%           53%           54%           51%


[WIDE TABLE CONTINUED FROM ABOVE]

   1988           1989         1990         1991           1992         1993        1994          1995         1996
   ----           ----         ----         ----           ----         ----        ----          ----         ----
$     9.66     $     7.17   $     7.74   $     7.38    $     6.87   $     7.08   $     8.26   $     8.19    $     9.70
       .09            .24          .23          .16           .06          .02         --            .02           .05
      (.53)           .67          .19         (.27)          .33         1.19          .10         2.12          1.10
----------     ----------   ----------   ----------    ----------   ----------   ----------   ----------    ----------
      (.44)           .91          .42         (.11)          .39         1.21          .10         2.14          1.15
       .14            .11          .24          .23           .15          .02         --            .04           .02
      1.91            .23          .54          .17           .03          .01          .17          .59           .38
$     7.17     $     7.74   $     7.38   $     6.87    $     7.08   $     8.26   $     8.19   $     9.70    $    10.45
----------     ----------   ----------   ----------    ----------   ----------   ----------   ----------    ----------
     (6.27)%        13.23%        5.93%       (0.92)%        5.79%       17.12%        1.13%       27.32%        12.09%
    10,435          9,887        9,770        9,228         9,366        9,680        9,255       11,961        13,100
       2.0            1.9          1.8          1.9           1.9          1.8          1.8          1.8           1.4
       1.3            3.0          2.9          2.3            .8           .2         --             .2            .5
        20%            46%          44%          24%           35%          17%          15%          12%           19%




TOTAL RETURN INFORMATION
         The Fund's "total return" is based on the percentage increase (or decrease) in a hypothetical $1,000 invested in the Fund at the beginning of a specified annual period and valued at the end of the specific period, assuming the reinvestment of any dividends and distributions paid by the Fund during such period. The Fund does not impose any sales charge or redemption fee on the purchase or redemption of its shares. ANY TOTAL RETURN FIGURES SHOWN ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. THE VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



[LOGO] ARMSTRONG ASSOCIATES INC.


WHAT IS A MUTUAL FUND?
         Briefly stated, a mutual fund combines money from investors and invests in a portfolio of securities selected in line with the particular investment objective of the fund. Investors own an undivided, pro-rata interest in the portfolio, represented by the shares of the fund. In the case of a no-load fund, such as Armstrong Associates, fund shares are purchased and redeemed at net asset value, which means that no sales commissions are added to or deducted from the value of the fund shares on purchase or redemption.

INTRODUCTION TO ARMSTRONG ASSOCIATES, INC.
         Armstrong Associates, Inc. ("Armstrong" or the "Fund") is a no-load, diversified, open-end mutual fund which offers investors a participation in a diversified portfolio of common stocks that is professionally managed with the objective of capital growth.

         Investors in the Fund have an investment that is liquid. Fund shares can be purchased or redeemed at net asset value with no sales commissions. In addition to providing diversification, liquidity and professional management, the Fund provides the recordkeeping and brokerage commission negotiation and arranges for safekeeping of securities involved with the day-to-day operation of a securities portfolio.

         The Fund is designed for long-term investors who are seeking the opportunity for higher long-term investment returns than the returns available through fixed income investments and who can accept the inherent market volatility associated with investments in common stocks selected for capital growth. While the Fund shares can be expected to fluctuate based on market conditions, Armstrong is not designed as a vehicle for playing short-term market swings. Dividend and interest income from the investors of the Fund is incidental to the primary objective of capital growth.

INVESTMENT OBJECTIVE AND POLICIES OF ARMSTRONG
         The investment objective of the Fund is capital growth. The Fund seeks to obtain its investment objective through emphasis on investments in common stocks and by varying the proportions of common stocks and short-term debt investments in its portfolio.

         The Fund normally invests in common stocks which offer the prospect of earnings growth or asset enhancement over a one to three year period. However, the Fund may sell securities within a relatively short period if developments with the investment, the equity markets or the economy indicate that a change would be advisable.


         Short-term debt investments (typically U.S. government obligations or high grade commercial paper with a life to maturity at the time of acquisition of less than one year) are utilized to reduce portfolio exposure to equity markets as a mechanism to moderate market risk and to seek to capitalize on potential market declines and to obtain a return on funds not committed to common stocks. Although common stocks are emphasized in its portfolio, the Fund may also invest in securities convertible into, and warrants and rights to subscribe for, common stock. The amount invested in warrants, valued at the lower of cost or market, will not exceed 5% of the Fund's net assets, and the amount invested in warrants which are not listed on the New York or American Stock Exchanges will not exceed 2% of the net assets.


         There can be no assurance that the Fund will achieve its objective of capital growth. The market value of the securities in the portfolio of any mutual fund which invests in stocks will fluctuate. The principal risk factor associated with any investment in such a mutual fund is that the market value of the portfolio securities may decrease and result in a decrease in the value of the fund shares.


                                                       ARMSTRONG ASSOCIATES INC.

         As a matter of fundamental policy, the Fund will not (1) acquire more than 10% of any class of securities of any issuer, (2) with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of purchase in the securities of any one issuer, (3) invest more than 25% of its assets in any one industry, (4) invest more than 15% of the value of its total assets in securities with a limited trading market, (5) make short sales of securities, or (6) borrow money except for temporary purposes and then only in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made. These fundamental policies, as well as the investment objective of the Fund, will not be changed unless authorized by a vote of the majority of the outstanding shares of the Fund, although the policies and techniques for seeking to attain the objective of the Fund may be changed without shareholder approval.


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND HISTORICAL DATA

         Equity investments had a good year overall for the twelve month period ending June 30, 1996, as measured by the broader market indices although many technology related stocks, which had led the market during the previous fiscal year, declined sharply as investors adjusted to lower revenue growth and earning expectations in the face of slowing rates of growth in demand and expanding capacity. Interest sensitive stocks also lost ground during the first half of calendar 1996 as interest rates climbed from the lows seen in 1995.


         Despite some lack of visibility as to the near term direction of the market during the year, stocks, on balance, outperformed fixed income and cash equivalent investments. Specifically, the broad-based Value Line Index, representing approximately 1,700 stocks (unweighted-price only), advanced +13.88%. Bond prices showed a general price decline for the year as reflected by the +4.57% total return recorded by the Lehman Brothers U.S. Treasury Composite Index. For comparison purposes, the average non-government taxable money market fund tracked by Lipper Analytical Services, Inc., had a return of +5.02%. Armstrong Associates, following relatively strong performance for the 1995 fiscal year, had a total return of +12.09% for the twelve months ending June 30, 1996. Cash equivalents that were held in Armstrong's portfolio as a hedge against possible market vulnerability along with market price declines in certain technology/communications stocks held back investment performance while consumer non-durable issues, computer software and speciality chemical companies and corporate restructuring candidates contributed particularly positive results to Armstrong's portfolio.



         Historically, the Fund has varied the proportions of common stocks and short-term debt in its portfolio depending on the risk level perceived in the stock market, the availability of what might be considered appropriate and attractive equity investments, and in order to have adequate liquidity to take advantage of investment opportunities that might become available without disturbing existing portfolio investments. Over the past five years, as of the June 30 fiscal year end, the portion of the portfolio represented by common stock ranged from a low of +75.0% to a high of +90.2%. During the same five year period, the portion of the portfolio invested in short term debt securities ranged from a high of +25.0% to a low of +9.8%. The percentage of the Fund's portfolio invested in common stock can be expected to continue to fluctuate in the future and may at any time be higher or lower than the historical range reported for the last five years.



[LOGO] ARMSTRONG ASSOCIATES INC.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  ARMSTRONG ASSOCIATES, INC., THE S&P 500 INDEX
                       AND THE VALUE LINE COMPOSITE INDEX
                      FOR THE 10 YEARS ENDING JUNE 30, 1996



COMPARISON OF CHANGE OF $10,000 INVESTED IN ARMSTRONG ASSOCIATES, INC. THE S&P 500 AND THE VALUE LINE COMPOSITE FOR THE 10 YEARS ENDING JUNE 30, 1996.



[GRAPHIC OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN
                         OF ARMSTRONG ASSOCIATES, INC.
                        FOR PERIODS ENDING JUNE 30, 1996


                       1 year        5 Year     10 Year
                       12.09%        12.32%      9.11%



A -- Armstrong Associates (US)             N/N GRS USD LMP(10000) 23896.53
B -- Value Line Composite            *(NX) N/N GRS USD LMP(10000) 14438.60
C -- S&P 500 (Composite) (NX)              N/N GRS USD LMP(10000) 36403.73





                            FISCAL YEAR ENDED JUNE 30

A -- ARMSTRONG ASSOCIATES
B -- S&P 500 (COMPOSITE)
C -- VALUE LINE COMPOSITE

         PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. DATA SOURCE:
         MICROPAL, INC.


                                                       ARMSTRONG ASSOCIATES INC.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  ARMSTRONG ASSOCIATES, INC., THE S&P 500 INDEX
                       AND THE VALUE LINE COMPOSITE INDEX
                      FOR THE 22 YEARS ENDING JUNE 30, 1996


COMPARISON OF CHANGE OF $10,000 INVESTED IN ARMSTRONG ASSOCIATES, INC. THE S&P 500 AND THE VALUE LINE COMPOSITE FOR THE 22 YEARS ENDING JUNE 30, 1996.


[GRAPHIC OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN
                         OF ARMSTRONG ASSOCIATES, INC.
                        FOR PERIODS ENDING JUNE 30, 1996


                                     22 Years
                                      14.12%



A -- Armstrong Associates (US)              N/N GRS USD LMP(10000) 182883.86
B -- Value Line Composite             *(NX) N/N GRS USD LMP(10000) 54859.09
C -- S&P 500 (Composite) (NX)               N/N GRS USD LMP(10000) 188807.75




                            FISCAL YEAR ENDED JUNE 30

A -- ARMSTRONG ASSOCIATES
B -- S&P 500 (COMPOSITE)
C -- VALUE LINE COMPOSITE


         Past performance is not predictive of future performance. Data Source:
         Micropal, Inc.


         The graphs set forth above compare the change in value over the past ten and twenty-two years of $10,000 invested in the Fund compared to the same investment over the same periods in the Standard & Poors Composite Index of 500 Stocks (the "S&P 500") and the Value Line Composite Index, which consists of approximately 1,700 issues (the "Value Line Index"). The graphs assume that investment in the Fund was made at the Fund's net asset value (the Fund has no sales charge and no redemption charge) at the beginning of the 10 and 22 year periods and reflect the net asset value of the investment at the end of each


[LOGO] ARMSTRONG ASSOCIATES INC.


         of the years indicated in the period with all dividends and distributions by the Fund reinvested at the Fund's net asset value on the applicable reinvestment dates. Brokerage fees paid by the Fund on portfolio transactions and management fees and other operating expenses are reflected in the results shown for the Fund. In contrast, the S&P 500 and the Value Line Index are unmanaged, expense-free, broad-based indices which serve only as bench-marks for the performance of the stock market and are not securities available for purchase by investors. The S&P 500 is adjusted to reflect reinvestment of dividends paid by securities in the index, but the Value Line Index is not so adjusted and reflects only changes in the prices of the securities covered thereby. Investors should, therefore, note that the two indices are not comparable to each other in respect of the assumed reinvestment of dividends and that neither index is comparable to the Fund because neither index reflects any transaction or management expenses in relation to the performance of the securities in the index.

         The Fund has never been managed to emulate any particular market index. The Fund seeks to obtain its objective of capital growth through investments in common stocks and by varying the proportions of common stocks and short-term debt investments in its portfolio. The short-term debt investments are used to reduce portfolio exposure to equity markets and to obtain a return on funds not committed to common stocks. These short-term debt investments lend to serve as a damper on the Fund's net asset growth during period of rising markets. The S&P 500 and the Value Line Index both are fully invested in the equities surveyed at all times. The S&P 500 is a market value-weighted index and, as a result, companies with the largest market capitalizations have a disproportionate impact on the overall performance of the index, while stocks included in the Value Line Index are equally weighted to reflect the average price change in the stocks included in the index.

         The information set forth above should be considered in the light of the Fund's investment policies and objectives and other information contained in this prospectus. The results shown are a record of the past and should not be regarded as a representation of future performance. No adjustments have been made for income taxes that might have been payable by shareholders on dividends and capital gains distributions. Past performance is not predictive of future performance.

OPERATION OF THE FUND
         DIRECTORS AND OFFICERS
         The officers of the Fund manage its day-to-day operations, and are directly responsible to the Fund's Board of Directors. The Board of Directors, elected by shareholders, is generally responsible for the management of the Fund and elects its officers. The directors and officers of the Fund are:

         EUGENE P. FRENKEL, M.D. -- Director of the Fund; Professor of Internal Medicine and Radiology, Southwestern Medical School.

         C. K. LAWSON -- President, Treasurer and a director of the Fund and of Portfolios, Inc., the Fund's investment adviser (the "Adviser"). Mr. Lawson is a chartered financial analyst.

         DOUGLAS W. MACLAY -- Director of the Fund and President of Maclay Properties Company, real estate investments.

         R.H. STEWART MITCHELL, JR. -- Director of the Fund; former Vice Chairman of the Board of Directors of Tracy-Locke/BBDO, advertising and public relations, and now retired.

         CRUGER S. RAGLAND -- Director of the Fund and President of Ragland Insurance Agency, Inc.

         ANN REED DITTMAR -- Director of the Fund and a private investor.

         CANDACE L. KING -- Vice President and Secretary of the Fund and of the Adviser.


                                                       ARMSTRONG ASSOCIATES INC.



         INVESTMENT ADVISER
         The investments of the Fund are managed by Portfolios, Inc. (the "Adviser"). The Adviser was incorporated in 1971 and is engaged in the business of providing investment management services to individual and institutional investors. As compensation for its investment management services to the Fund, the Adviser is paid monthly a fee at the annual rate of 0.8% of the Fund's average daily net assets for each fiscal year. See "Financial Highlights." The Adviser furnishes to the Fund, without additional charge, office space, local telephone service and utilities. All other expenses of the Fund's operations are the responsibility of the Fund.

         The Adviser's address is 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250. It is a wholly-owned subsidiary of Lawson Investments, Inc., a corporation controlled by C. K. Lawson and whose business relates primarily to the Adviser.


         C. K. Lawson is the individual employed by the Adviser who is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Lawson has been primarily responsible for the management of the Fund's portfolio since the Adviser's formation in 1971. During the past five years, Mr. Lawson has been the President, Treasurer and a director of the Fund and the Adviser.

         TRANSFER AGENT, DIVIDEND DISBURSING AGENT, CUSTODIAN AND ACCOUNTING SERVICES
         In addition to acting as investment adviser, Portfolios, Inc. acts as the Fund's transfer agent ("Transfer Agent") and dividend disbursing agent ("transfer agent services") and also provides certain accounting services to the Fund. For its accounting services, the Adviser receives an annual fee of $16,000 and for its transfer agent services, it receives $8,400 per annum.

         The Union Bank of California, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111 serves as the custodian of the Fund's portfolio securities and is custodian for the Fund's tax-sheltered retirement plans, including Individual Retirement Accounts and Prototype Profit Sharing Plans.


PRICING OF FUND SHARES FOR PURCHASE AND REDEMPTION
         The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received and dividends "ex" but not paid) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is calculated following the close of trading on the New York Stock Exchange (usually 4:00 p.m., New York time) each day the Exchange is open for business.


HOW TO PURCHASE SHARES OF THE FUND
         INITIAL INVESTMENTS:
         To purchase shares of Armstrong for an account which does not currently own Armstrong shares, you should complete the Purchase Application on pages 13 and 14 and mail it together with a check made payable to Armstrong Associates, Inc., to the Fund at 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250. There is a $250 minimum on initial investments.


[LOGO] ARMSTRONG ASSOCIATES INC.


         SUBSEQUENT INVESTMENTS: To purchase additional shares for an existing Armstrong account, you should send a check made payable to Armstrong Associates, Inc., and include your Armstrong shareholder account name and number. Checks can be sent to Armstrong Associates, Inc., 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250.


         PURCHASE PRICE AND EFFECTIVE DATE: Your shares will be priced at the net asset value per share next determined after your order has been received by the Fund and accepted. The Transfer Agent will mail confirmation of your purchase to your account address after receipt of your order and funds. The Fund reserves the right to refuse any order for the purchase of its shares.

         STOCK CERTIFICATES: Stock certificates for your shares will not be issued unless you request them. Certificates for fractional shares will not be issued. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose your certificate, you may incur an expense to replace it.

REDEMPTION OF FUND SHARES
         IF A STOCK CERTIFICATE HAS NOT BEEN ISSUED
         If no certificate for your shares has been issued, redemption can normally be accomplished by your written request to the Fund with the appropriate shareholder signature guarantee. Under certain circumstances additional documentation may be required.

         IF A STOCK CERTIFICATE HAS BEEN ISSUED
         You can redeem shares for which a certificate has been issued by written request to the Fund accompanied by the certificate representing the shares being redeemed properly endorsed for transfer with the appropriate shareholder signature guarantee. Under certain circumstances additional documentation may be required.

         TIMING OF REDEMPTION
         Shares are redeemed at the net asset value next determined after the receipt in proper form of your written request for redemption accompanied by all necessary documentation.


         DISTRIBUTION OF PROCEEDS
         Proceeds are normally mailed within seven days of receipt of the written redemption request along with the proper documentation, provided that redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) have cleared (which may take up to 15 calendar days from the purchase date). Proceeds are mailed to the shareholder's address of record unless specific written instructions are received from the shareholder to the contrary.


         SIGNATURE GUARANTEES
         To ensure that you are the person who has authorized a redemption from your account, the Fund requires that the signatures of the appropriate persons signing or endorsing any redemption request or stock certificate be duly guaranteed by a commercial bank, a member firm of a national securities exchange or another eligible guarantor institution.

         TRANSACTIONS THROUGH BROKERS
         Investors who purchase or redeem shares of the Fund through broker-dealers may be subject to service fees imposed by them with respect to the services they provide. The Fund has no control over or involvement with any charges which any broker-dealer may impose. There are no fees charged by the Fund if shares are purchased or redeemed directly from the Fund.


                                                       ARMSTRONG ASSOCIATES INC.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND FEDERAL TAX INFORMATION
         Armstrong earns income from dividends and interest on its investments. The Fund also realizes capital gains or losses from the sale of securities. It is the policy of the Fund to distribute substantially all of its net income and net capital gains each year. These distributions ordinarily will be taxable, although shareholders not subject to Federal income tax will not be required to pay taxes on distributions from the Fund. Advice as to the Federal income tax status of dividends and distributions will be mailed annually to each shareholder.

         The Fund intends to continue to qualify for treatment as a "regulated investment company" under Federal tax law. By so qualifying, the Fund will not be liable for Federal income taxes on its income to the extent distributed to shareholders, thereby avoiding double taxation of the income of the Fund.

         Unless you elect otherwise, dividends and capital gains distributions will be reinvested, which means they will be paid to you in additional shares of the Fund which will be credited to your account.

BROKERAGE ALLOCATION
         In the allocation of brokerage, it is the Fund's policy to seek the best price and execution. The Fund, however, does not consider that this objective is served by seeking the lowest commission rates available. It gives preference, and may pay higher commission rates, to brokers which, in addition to having the capability of obtaining the best price for the security itself and of executing the order with speed, efficiency and confidentiality, also provide research and statistical and similar information and services to the Adviser. Subject to the policy of seeking best price and execution, sales of Fund shares also may be a factor considered in the selection of brokers to execute portfolio transactions.

TAX-SHELTERED RETIREMENT PLANS
         The Fund offers prototype tax-sheltered retirement plans for investments in shares of the Fund. The prototypes available include:

         Individual Retirement Account ("IRA")

         Defined Contribution Plans for corporations, partnerships and proprietorships.

         Anyone interested in establishing a retirement plan should request further information, including copies of the plan documents and more detailed descriptions of the plans, from the Fund.


[LOGO] ARMSTRONG ASSOIATES INC.


SHAREHOLDER SERVICES
         SYSTEMATIC CASH WITHDRAWAL PLAN: A shareholder may establish a systematic cash withdrawal plan under which the Fund's transfer agent, acting as the shareholder's agent, will hold all of his shares of the Fund and redeem sufficient shares to send regular monthly payments to him in any designated amount (not less than $50).

         BANK DRAFT PURCHASE PLAN: After a minimum initial investment of $250, a shareholder may authorize investments in additional Fund shares which are automatically made through the shareholder's checking account via bank draft each month or quarter.

         FURTHER INFORMATION: Additional information regarding the Systematic Cash Withdrawal Plan and the Bank Draft Purchase Plan may be obtained from the Fund.


INFORMATION ON SHARES OF THE FUND
         The Fund was incorporated under Texas law in 1967 and has an authorized capital of 6,000,000 shares of common stock, par value $1 per share. Each share outstanding is entitled to one vote at all meetings of shareholders (cumulative voting is not permitted) and to share equally in dividends and other distributions and in the Fund's net assets on liquidation. Annual meetings of shareholders will not be held except as required by applicable law. Shares when issued will be fully paid and non-assessable, will have no preemptive rights and will be redeemable as set forth under "Redemption of Fund Shares." Shareholder inquiries should be made to Armstrong Associates, Inc., 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250 (telephone (214) 720-9101).


ADDITIONAL INFORMATION
         The Statement of Additional Information includes the Fund's financial statements and further details about the management and operation of the Fund and is available from the Fund on request.


[LOGO] ARMSTRONG ASSOCIATES INC.


                                                            PURCHASE APPLICATION
                                                    See page 15 for instructions

TO OPEN ACCOUNT
         My check for $______ (minimum $250 on initial investment) made payable to Armstrong Associates, Inc. is enclosed to purchase shares of Armstrong Associates, Inc. at the net asset value applicable when my order is received and accepted.

REGISTRATION
         Please register my shares as follows (see page 15 for registration instructions)

         ----------------------------------------------------------------------
         name
         ----------------------------------------------------------------------
         street address
         ----------------------------------------------------------------------
         city                                state               zip
         ----------------------------------------------------------------------
         home telephone (including area code)
         ----------------------------------------------------------------------
         business telephone (including area code)
         ----------------------------------------------------------------------

SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER

         ----------------------------------------------------------------------

DIVIDEND REINVESTMENT
         ____Reinvest all my dividends and capital gains distributions in full and fractional shares.
         ____Reinvest all my capital gains distributions in full and fractional shares but send my dividends to me in cash.
         ____Remit all dividends and distributions to me in cash.

STOCK CERTIFICATES
         All shares purchased will be credited to the shareholder's account at the Fund. A certificate for any number of full shares in the account may be obtained at any time by written request to the Fund. No fractional shares will be issued.

                                     (over)


[LOGO] ARMSTRONG ASSOCIATES INC.


SIGNATURE INFORMATION
         Your signature should correspond to the name used in registration. If there are co-owners, both must sign.

CERTIFICATION AND ACKNOWLEDGEMENT
         I acknowledge that I have received a copy of the current prospectus of Armstrong Associates.

         I CERTIFY, UNDER PENALTIES OF PERJURY, THAT THE TAX
         IDENTIFICATION/SOCIAL SECURITY NUMBER GIVEN ABOVE IS CORRECT AND I AM NOT SUBJECT TO BACK-UP WITHHOLDING (SEE PAGE 15).

         THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.





         X______________________________  X____________________________________
          signature of applicant           signature of co-owner (if applicable)




         _______________________________
         date


[LOGO] ARMSTRONG ASSOCIATES INC.


INSTRUCTIONS FOR OPENING ACCOUNT
         Complete the Purchase Application on pages 13 and 14 and mail it, together with your check made payable to Armstrong Associates, Inc., to:

         Armstrong Associates, Inc.
         750 N. St. Paul, LB 13
         Suite 1300
         Dallas, Texas 75201-3250


         Call Armstrong at (214) 720-9101 if you have any questions on completing the Purchase Application.

         DO NOT USE THE PURCHASE APPLICATION ON PAGES 13 AND 14 TO OPEN A KEOGH, IRA OR CORPORATE PROFIT SHARING ACCOUNT. APPROPRIATE FORMS FOR THESE TAX SHELTERED ACCOUNTS ARE AVAILABLE ON REQUEST.

REGISTRATION INSTRUCTIONS (Purchase by one individual)
         State applicant's full name. A married woman must use her own given name. Example: Mrs. Jane S. Jones (NOT Mrs. John R. Jones)

JOINT REGISTRANTS
         1. JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON. When two persons register shares jointly with the desire that the survivor receive total holdings on the death of the other, shares should be registered in this manner. Example: "John R. Jones and Jane
         S. Jones, JT.TEN.WROS."

         2. TENANTS IN COMMON. Where each registrant wants his position to go to his estate in the event of his death, shares should be registered in this manner. Example: "John R. Jones and Jane S. Jones, ATIC."

         Joint tenants with rights of survivorship will be assumed if shares are registered jointly and no specification is made.

CUSTODIAN FOR A MINOR
         The following form of registration should be used: "Robert Smith (one adult only) as custodian for Nancy Smith (one minor only) under (state of residence of minor) Uniform Gifts to minors Act." THE TAX IDENTIFICATION NUMBER PROVIDED SHOULD BE THAT OF THE MINOR.

PARTNERSHIPS
         Accounts may be registered in the name of a partnership. The application must be signed by a duly authorized partner.

CORPORATIONS
         Shares to be registered in the name of a corporation must be registered in the exact legal title of the organization and the application must be signed by a duly authorized officer.

BACKUP WITHHOLDING
         You are not subject to backup withholding if the Internal Revenue Service (a) has not notified you that you are subject to such withholding or (b) has notified you that you are no longer subject to such withholding. If you are subject to backup withholding, cross out the words "and that I am not subject to backup withholding" on page 14 (Purchase Application) above the signature, and the appropriate withholding instructions will be applied to your account.


[LOGO] ARMSTRONG ASSOCIATES INC.


               TABLE OF CONTENTS
                                              Page No.
Summary of Fund Expenses.........................2
Condensed Financial Information................2-3
What is a Mutual Fund?...........................4
Introduction to Armstrong Associates, Inc........4
Investment Objective and Policies
   of Armstrong..................................4
Management's Discussion of
   Fund Performance and Historical Data........5-8
Operation of the Fund..........................8-9
Pricing of Fund Shares for Purchase
   and Redemption................................9
How to Purchase Shares of the Fund............9-10
Redemption of Fund Shares.......................10
Dividends, Capital Gains Distributions
   and Federal Tax Information..................11
Brokerage Allocation............................11
Tax-Sheltered Retirement Plans..................11
Shareholder Services............................12
Information on Shares of the Fund...............12
Additional Information..........................12
Purchase Application.........................13-14
Instructions for Purchase Application...........15








[LOGO] ARMSTRONG ASSOCIATES INC.


750 N. St. Paul, LB 13
Suite 1300
Dallas, Texas 75201-3250




[LOGO] INVESTMENT COMPANY INSTITUTE


[LOGO] ARMSTRONG ASSOCIATES INC.
100% NO LOAD(TM) MUTUAL FUND COUNCIL


PROSPECTUS



October 29, 1996





                                                                Rule 497(c)
                                                           File No. 2-27539


                           ARMSTRONG ASSOCIATES, INC.
                      750 North St. Paul, LB 13, Suite 1300
                            Dallas, Texas 75201-3250
                            Telephone (214) 720-9101


                       STATEMENT OF ADDITIONAL INFORMATION


     Armstrong Associates, Inc. is a no-load mutual fund which continuously offers its shares to the public at the net asset value per share next computed after receipt and acceptance of an order. The Fund is a diversified, open-end investment management company whose investment objective is capital growth.


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund (the "Prospectus") which has been filed with the Securities and Exchange Commission. The Prospectus can be obtained by calling or by writing the Fund at the above telephone number or address.

                             TABLE OF CONTENTS
                                                        Page

    Investment Objective and Policies. . . . . . . . .    2
    Directors and Officers . . . . . . . . . . . . . .    3
    Investment Adviser . . . . . . . . . . . . . . . .    4
    Brokerage Allocation . . . . . . . . . . . . . . .    5
    Pricing of Shares. . . . . . . . . . . . . . . . .    6
    Redemption of Shares . . . . . . . . . . . . . . .    6
    Calculation of Performance Data. . . . . . . . . .    7
    Dividends and Federal Income Tax Status. . . . . .    7
    Other Information. . . . . . . . . . . . . . . . .    7
        Custodian. . . . . . . . . . . . . . . . . . .    7
        Transfer Agent . . . . . . . . . . . . . . . .    7
        Independent Auditors . . . . . . . . . . . . .    7
        Legal Counsel. . . . . . . . . . . . . . . . .    8
    Financial Statements . . . . . . . . . . . . . . .    9
                           --------------------

     The date of this Statement of Additional Information and the Prospectus is October 29, 1996.



                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is capital growth. This objective will not be changed unless authorized by a vote of a majority of the outstanding shares of the Fund, but the policies and techniques described in the next two paragraphs for seeking to attain such objective may be changed without shareholder approval.

     The Fund normally invests in common stocks that offer the prospect of earnings growth or asset enhancement over a one to three year period. However, the Fund may sell securities within a relatively short period if developments with the investment, the equity markets or the economy indicate that a change would be advisable. Short-term debt investments are utilized to reduce portfolio exposure to equity markets and to obtain a return on funds not committed to common stocks.

     Although common stocks are emphasized in its portfolio, the Fund also invests in securities convertible into, and warrants and rights to subscribe for, common stock. The amount invested in warrants, valued at the lower of cost or market, will not exceed 5% of the Fund's net assets, and the amount invested in warrants which are not listed on the New York or American Stock Exchanges will not exceed 2% of the net assets. The Fund also invests in securities of issuers engaged in securities related businesses, but during the fiscal year ended June 30, 1996 none of those issuers was among the firms which executed portfolio transactions for the Fund as either broker or dealer or which sold Fund shares.

     The Fund operates under certain restrictions on investment policy that are fundamental policies and cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund. Under these restrictions, the Fund cannot: (a) borrow money except for temporary purposes and then only in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; (b) issue senior securities; (c) invest in any real estate, but this limitation does not preclude an investment in the marketable securities of an issuer the business of which involves the purchase or sale of real estate or interests therein; (d) engage in the purchase or sale of any commodity or commodities futures contract; (e) make loans of its assets to other persons except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities; (f) purchase any securities on margin except such short-term credits that are necessary for the clearance of transactions, nor participate on a joint or joint and several basis in any trading account in securities; (g) make short sales of securities; (h) acquire more than 10% of any class of securities of any issuer; (i) invest in securities for the purpose of exercising control of management; (j) invest in securities of any other investment company; (k) underwrite the securities of other issuers or knowingly purchase securities of other issuers which are subject to contractual restrictions on resale or under circumstances where if the securities are later publicly offered or sold by the Fund, the Fund might be deemed to be an underwriter for the purpose of the Securities Act of 1933; (l) invest more than 15% of the value of its total assets in securities with a limited trading market; (m) invest more than 25% of its assets in any one industry; (n) write, purchase or sell puts, calls or combinations thereof; or
(o) with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of purchase in the securities of any one issuer.


     The Fund has no specific limitations on its portfolio turnover rate, which has tended to fluctuate from year to year in response
to stock market conditions.   See "Financial Highlights" in the Prospectus.


                             DIRECTORS AND OFFICERS

      The directors and executive officers of the Fund, together with their principal business occupations during the last five years as well as their positions with the Adviser, are shown below. Each director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

     EUGENE P. FRENKEL, M.D. - Director of the Fund, age 59, - is a Professor of Internal Medicine and Radiology, Southwestern Medical School, in Dallas, Texas, with which he has been associated since 1962. Dr. Frenkel's address is Department of Internal Medicine, University of Texas Health Science Center at Dallas, 5323 Harry Hines, Dallas, Texas.

     C. K. LAWSON* - President, Treasurer and Director of the Fund, age 60, - is President, Treasurer and a director of the Adviser and its parent, Lawson Investments, Inc. See "Investment Adviser." Decisions to buy and sell securities for the Fund's portfolio are made by Mr. Lawson as an officer of the Adviser, and he also selects brokers to handle the transactions and negotiates the brokerage commissions. Mr. Lawson is a chartered financial analyst. His address is 750 North St. Paul, LB 13, Suite 1300, Dallas, Texas.

     DOUGLAS W. MACLAY - Director of the Fund, age 68, - has been President of Maclay Properties Company, real estate investments, of Dallas, Texas and its predecessors, since 1974. Mr. Maclay's address is 3500 Oak Lawn, Dallas, Texas.

     R. H. STEWART MITCHELL, JR. - Director of the Fund, age 66, - is retired; he formerly was Vice-Chairman of the Board of Directors of Tracy-Locke/BBDO, advertising and public relations, of Dallas, Texas, with which he was associated from 1959 to 1983. Mr. Mitchell's address is 7371 Paldao Drive, Dallas, Texas.

     CRUGER S. RAGLAND - Director of the Fund, age 63, - is President of Ragland Insurance Agency, Inc. of Dallas, Texas, with which he has been associated since 1959. Mr. Ragland's address is 500 Two Turtle Creek Village, Dallas, Texas.

     ANN REED DITTMAR - Director of the Fund, age 63, - is a private investor whose address is 3608 Lexington, Dallas, Texas.

     CANDACE L. KING - Vice President and Secretary of the Fund, age 48, - is Vice President and Secretary of the Adviser, with which she has been associated since 1973. Ms. King's address is 750 North St. Paul, LB 13, Suite 1300, Dallas, Texas.

     Directors are elected by the shareholders to serve until the next meeting of shareholders and until their respective successors are elected. The Fund does not have annual meetings of shareholders.



     All officers of the Fund are employees of the Adviser, and they receive no salary from the Fund. The directors of the Fund who are not affiliated with the Adviser (5 persons) received fees for retainers and for Board of Directors meetings attended which aggregated $6,000 during the fiscal year ended June 30, 1996. No pension or retirement benefits are accrued as part of fund expenses. The compensation paid by the Fund to the Fund's directors for the fiscal year ended June 30, 1996 was as follows:

                       COMPENSATION TABLE*
---------------------------------------------------------------
                                                    AGGREGATE
                                                   COMPENSATION
NAME                                    POSITION    FROM FUND
------------------------------------    --------   ------------
Eugene P. Frenkel, M.D.                 Director      $1,200
Douglas W. Maclay                       Director      $1,200
R.H. Stewart Mitchell, Jr.              Director      $1,200
Cruger S. Ragland                       Director      $1,200
Ann Reed Dittmar                        Director      $1,200

*C.K. Lawson, President and a director of the Fund, and C.L. King, Vice President and Secretary of the Fund, are officers of the Adviser and are compensated by the Adviser. See "Investment Adviser." The Fund does not have any retirement or pension plan for its directors or officers, and is not part of any mutual fund complex.



     On August 1, 1996 the officers and directors named above, as a group, beneficially owned approximately 17.1% of the outstanding shares of the Fund, including approximately 7.4% beneficially owned by Mr. Mitchell. To the knowledge of the Fund, no other person beneficially owned 5% or more of its outstanding shares.

                               INVESTMENT ADVISER

     Since its organization in 1971, Portfolios, Inc. has been the investment adviser of the Fund. Pursuant to an investment advisory agreement dated October 30, 1981 (the "Advisory Agreement"), the Adviser manages the Fund's investments. The Advisory Agreement provides that, as compensation for its services, the Adviser will be paid monthly a fee at the annual rate of 0.8% of the Fund's average daily net assets for each fiscal year. The Adviser furnishes to the Fund, at the Adviser's expense, office space, local telephone service and utilities, and is responsible for the compensation of directors, officers and employees of the Fund who are interested persons of the Adviser. Expenses of the Fund not paid by the Adviser are borne by the Fund and include, but are not limited to, fees and expenses of the Fund's legal counsel, of its independent auditors and of its custodian and transfer agent, printing costs incurred by the Fund and compensation of directors who are not interested persons of the Adviser. The Adviser also performs for the Fund certain accounting services pursuant to an administrative services agreement dated October 25, 1985, for which the Fund compensates the Adviser at the rate of $16,000 per annum.

     The Advisory Agreement provides that the Adviser shall reimburse the Fund for all expenses (including the advisory and administrative fees but excluding interest, taxes, brokerage commissions and extraordinary charges such as litigation costs) incurred by the Fund with respect to any fiscal year in excess of the following percentages of its average daily net assets for the fiscal year: 2% of the first $10 million of average daily net assets; 1.5% of the next $20 million of average daily net assets; and 1% of the remaining average daily net assets. For the fiscal years ended June 30, 1994, 1995 and 1996, the Fund paid investment advisory fees of $79,899, $83,927 and $100,839, respectively.


     Effective January 1, 1995, the Adviser became the Fund's transfer agent, registrar, redemption agent and dividend disbursing agent. As the Transfer Agent the Adviser receives $700 per month, plus reimbursement for certain out of pocket expenses, including without limitation costs of forms, statements, envelopes, postage, shipping, telephone, insurance, legal fees and statement microfiche copies. The Adviser is a subagent with respect to certain recordkeeping and administrative services for certain individual retirement accounts, pursuant to an arrangement with The Union Bank of California, N. A. (the "Bank" ), pursuant to which the Bank acts as custodian for the individual retirement accounts and the Adviser pays the Bank $7.50 per account, per year, which charge is passed through to the account holder without markup. The Adviser receives no other compensation from the Fund or its shareholders with respect to this arrangement.


     The Adviser is engaged in the business of providing investment advisory and management services to individual and institutional investors. Lawson Investments, Inc., a corporation controlled by C. K. Lawson, owns all of the outstanding stock of the Adviser. See "Directors and Officers."

                              BROKERAGE ALLOCATION

     In the allocation of brokerage, it is the Fund's policy to seek the best price and execution. The Fund, however, does not consider that this objective is served by seeking the lowest commission rates available. It gives preference, and may pay higher commission rates, to brokers that, in addition to having the capability of obtaining the best price for the security itself and of executing the order with speed, efficiency and confidentiality, also provide research and statistical and similar information and services ("Research") to the Adviser. Subject to the Fund's policy to normally effect its principal transactions with principal market makers, the Fund may effect principal transactions with dealers that provide Research to the Fund. Research furnished by brokers through whom the Fund effects securities transactions includes written reports analyzing economic and financial characteristics of industries and companies and telephone communications with securities analysts and others, and is used by the Adviser in servicing all of its accounts, although not all of the Research is used by the Adviser in connection with the Fund. There is no reduction in the fees paid to the Adviser as a consequence of its receipt of such Research.

     The Adviser selects the brokers through whom the Fund's securities transactions are executed and negotiates the commission rates for all brokerage transactions on national securities exchanges. The amount of the brokerage commission is typically negotiated after the completion of the transaction. The Adviser, however, must determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage services and Research provided by the broker, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. In fiscal 1996 all of the Fund's brokerage commissions were paid to brokers that supplied Research to the Adviser. However, neither the Fund nor the Adviser has any agreement or understanding, or any internal allocation arrangement, to direct any of the Fund's brokerage transactions to any particular broker because of Research provided.

     Subject to the policy of seeking best price and execution, brokerage commissions for the execution of portfolio transactions may be paid to brokers that have affiliated persons in common with the Adviser, but no brokerage commissions were paid to such persons during the three years ended June 30, 1996. Sales of Fund shares may be a factor considered in the selection of brokers to execute portfolio transactions.

     For the fiscal years ended June 30, 1994, 1995 and 1996 the Fund paid aggregate brokerage commissions of $12,571, $9,650 and $14,282, respectively. Year to year fluctuations in the aggregate levels of brokerage commissions are attributable primarily to fluctuations in the volume of portfolio brokerage transactions as a result of changing market conditions.

                                PRICING OF SHARES

     The public offering price of the Fund's shares is equal to the Fund's net asset value per share. The entire offering price from the sale of the Fund's shares accrues to the Fund.


     The net asset value of the Fund's shares is determined following the close of trading of the New York Stock Exchange on each day on which the Exchange is open for business. The New York Stock Exchange is closed, and the Fund's net asset value will not be computed, on the following national holidays: New Years Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received and dividends "ex" but not paid) and dividing the result by the total number of shares outstanding. A security quoted on the New York Stock Exchange Composite Tape or on the NASDAQ National Market shall be valued at its last sale price as reported thereon prior to the time as of which assets are valued. A security not quoted on the New York Stock Exchange Composite Tape or the NASDAQ National Market shall be valued (i), in the case of an exchange listed security, at the last reported sale price on that exchange where it is quoted prior to the time as of which assets are valued and (ii), in the case of securities not traded on an exchange for which over-the-counter market quotations are readily available, on the basis of the last current bid price prior to the time as of which assets are valued. When market quotations are not readily available or when restricted securities are being valued, the security shall be valued at the fair value determined in good faith by the Board of Directors of the Fund. In the event that the Fund should have other assets, they would be valued at fair value as determined in good faith by the Board of Directors.


                              REDEMPTION OF SHARES

     The Fund will redeem shares from stockholders of record at the per share net asset value next determined after receipt of a written request that the shares be redeemed, together with proper documentation, as discussed under "Redemption of Fund Shares" in the Prospectus.

     As stated under "Redemption of Fund Shares - Signature Guarantees" in the Prospectus, the signature of the appropriate persons signing or endorsing any redemption request or stock certificate must be duly guaranteed by an eligible guarantor institution. "Eligible guarantor institutions," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     Payment for shares redeemed will be made by the Fund within seven days of receipt of the written redemption request along with the proper documentation. Redemption of shares or payment may be suspended at times (a) when the New York Stock Exchange is closed, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits.

     Payment for shares redeemed may be made either in cash or in portfolio securities, or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that market conditions exist which would make such a practice detrimental to the best interests of the Fund. If payments for shares redeemed are made wholly or partly in portfolio securities, the securities will be valued at the value used in calculating the value of the shares to be redeemed and brokerage costs may be incurred by the investor in converting the securities to cash.

                         CALCULATION OF PERFORMANCE DATA


From time-to-time the Fund may report its total return. TOTAL RETURN FIGURES ARE BASED ON HISTORICAL PERFORMANCE RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The total return of the Fund refers to the average annual compounded percentage rate of return over a specified period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. The Fund may also compute a total return for multi year and partial year periods computed in the same manner but without annualizing the total return. The Fund does not impose any sale charge or redemption fee on the purchase or redemption of its shares.

Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical $1,000 investment in the Fund over various specified annual periods that end on the date of the most recent balance sheet in the Fund's registration statement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


P(1+T)n =ERV
Where:        P    =  A hypothetical initial investment of $1,000
              T    =  Average annual total return
              n    =  Number of years
              ERV  =  Ending redeemable value of the hypothetical $1,000 payment made at the beginning of the specified period at the end of the period (or fractional portion thereof).

The total return for the Fund will vary from period-to-period and no reported performance figure should be considered an indication of performance which may be expected in the future.


                     DIVIDENDS AND FEDERAL INCOME TAX STATUS

     The Fund has met the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code since it commenced doing business as an investment company and intends to maintain such qualification. As a regulated investment company, the Fund is not taxed on its ordinary income or net capital gains to the extent distributed to shareholders.

                                OTHER INFORMATION

     CUSTODIAN. The Union Bank of California, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111 is the custodian of the Fund's portfolio securities and custodian for the Fund's tax-sheltered retirement plans.


     TRANSFER AGENT. Portfolios, Inc., 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250 is the Fund's transfer agent and dividend disbursing agent.


     INDEPENDENT AUDITORS. Grant Thornton LLP, 3600 First Interstate Bank Tower, Dallas, Texas 75202, are independent auditors for the Fund. The statements of assets and liabilities and portfolio of investments in securities as of June 30, 1996 of the Fund, and the related statement of operations for the year then ended, the related statements of changes in net assets for each of the two years in the period then ended, and selected per share data and ratios for each of the five years in the period then ended, included in this Statement of Additional Information have been so included in reliance on the report of Grant Thornton, LLP and upon the authority of said firm as experts in auditing and accounting.

     LEGAL COUNSEL. Jackson & Walker, L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202-3797, are legal counsel to the Fund.





                       FINANCIAL STATEMENTS AND REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                         (WITH SUPPLEMENTAL INFORMATION)

                           ARMSTRONG ASSOCIATES, INC.

                                  JUNE 30, 1996



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Shareholders and Board of Directors
Armstrong Associates, Inc.

We have audited the accompanying statement of assets and liabilities of Armstrong Associates, Inc., including the schedule of portfolio of investments in securities, as of June 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits. The selected per share data and ratios for each of the seventeen years in the period ended June 30, 1991 were audited by other independent certified public accountants whose report thereon dated July 19, 1991, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Armstrong Associates, Inc. as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


GRANT THORNTON LLP

Dallas, Texas
July 17, 1996




                           ARMSTRONG ASSOCIATES, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                  June 30, 1996
ASSETS
    Investments in securities, at market value
      (identified cost, $8,145,917)                                        $13,002,392
    Cash                                                                       110,713
    Dividends receivable                                                        10,560
    Interest receivable                                                         11,895
    Prepaid expenses and other assets                                            2,902
                                                                           -----------
                                                                            13,138,462

LIABILITIES
    Accrued expenses and other liabilities                                      11,359
    Payable for fund shares redeemed                                            27,303
                                                                           -----------
                                                                                38,662
                                                                           -----------

NET ASSETS                                                                 $13,099,800
                                                                           ===========


NET ASSETS CONSIST OF
    Paid in capital                                                        $ 7,588,608
    Undistributed net investment income                                         24,093
    Accumulated undistributed net realized gains on investments                630,624
    Net unrealized appreciation on investments                               4,856,475
                                                                           -----------

                  NET ASSETS APPLICABLE TO 1,253,051 SHARES OUTSTANDING    $13,099,800
                                                                           ===========

NET ASSET VALUE PER SHARE                                                  $     10.45
                                                                           ===========


        The accompanying notes are an integral part of this statement.


                           ARMSTRONG ASSOCIATES, INC.

                     PORTFOLIO OF INVESTMENTS IN SECURITIES

                                  June 30, 1996

                                                                       Shares or
                                                                       principal                           Market
                                                                         amount           Cost            value (a)
                                                                         ------           ----            ---------
COMMON STOCK (82.28%)
    Industry and issue
       Broadcasting, Media and Publishing (4.7%)
          A.H. Belo Corp.                                                  6,000        $ 171,285         $ 223,500
          Time Warner, Inc.                                               10,000          208,193           392,500
                                                                                         --------          --------
                                                                                          379,478           616,000
                                                                                         --------          --------

       Chemicals and Related (6.2%)
          Avery Dennison Corp.                                            10,000          281,600           548,750
          Praxair Inc.                                                     6,000          212,890           253,500
                                                                                         --------          --------
                                                                                          494,490           802,250
                                                                                         --------          --------

       Computer Software and Related (4.7%)
          Cisco Systems, Inc.*                                             3,000          126,000           169,875
          Oracle Systems Corp.*                                           11,250          158,750           444,375
                                                                                         --------          --------
                                                                                          284,750           614,250
                                                                                         --------          --------

       Consumer Products and Services (7.6%)
          Black & Decker Corp.                                            10,000          216,760           386,250
          Duracell International, Inc.                                     4,000          166,636           172,500
          Kimberly Clark Corp.                                             3,000          230,820           231,750
          Wal-Mart Stores, Inc.                                            8,000          196,800           203,000
                                                                                         --------          --------
                                                                                          811,016           993,500
                                                                                         --------          --------

       Electronics, Semiconductors and Related (6.4%)
          AMP, Inc.                                                        5,000          196,230           200,625
          Motorola, Inc.                                                  10,000          140,550           627,500
                                                                                         --------          --------
                                                                                          336,780           828,125
                                                                                         --------          --------

       Food, Beverages and Related (10.2%)
          CPC International, Inc.                                          5,000          214,288           360,000
          Dole Foods, Inc.                                                 6,000          209,775           258,000
          PepsiCo, Inc.                                                   20,000          126,400           710,000
                                                                                         --------          --------
                                                                                          550,463         1,328,000
                                                                                         --------          --------

       Industrial Conglomerate (5.1%)
          Corning, Inc.                                                   12,000          236,400           460,500
          ITT Industries, Inc.                                             8,000           71,537           201,000
                                                                                         --------          --------
                                                                                          307,937           661,500
                                                                                         --------          --------

       Insurance and Finance (3.3%)
          ITT Hartford Group, Inc.                                         8,000          160,654           426,000
                                                                                         --------          --------

       Lodging and Leisure (4.1%)
          ITT Corporation                                                  8,000          165,150           530,000
                                                                                         --------          --------


        The accompanying notes are an integral part of this statement.


                           ARMSTRONG ASSOCIATES, INC.

               PORTFOLIO OF INVESTMENTS IN SECURITIES - CONTINUED

                                  June 30, 1996


                                                                       Shares or
                                                                       principal                           Market
                                                                         amount           Cost            value (a)
                                                                         ------           ----            ---------
       Medical and Related (11.3%)
          Abbott Laboratories                                             15,000        $ 182,380         $ 652,500
          Boston Scientific Corp.*                                         5,000          234,785           225,000
          Medtronics, Inc.                                                 5,000          190,438           280,000
          R. P. Scherer Corporation*                                       7,000          196,955           317,625
                                                                                         --------          --------
                                                                                          804,558         1,475,125
                                                                                         --------          --------

       Metals and Mining (1.4%)
          Alumax, Inc.*                                                    6,000          211,295           182,250
                                                                                         --------          --------

       Natural Gas and Related (2.0%)
          Tenneco, Inc.                                                    5,000          224,450           255,625
                                                                                         --------          --------

       Photography and Equipment (3.6%)
          Eastman Kodak Company                                            6,000          183,894           466,500
                                                                                         --------          --------

       Telecommunications (7.7%)
          AT&T Corp.                                                      13,000          434,975           806,000
          Paging Network, Inc.*                                            8,000          188,000           192,000
                                                                                         --------          --------
                                                                                          622,975           998,000
                                                                                         --------          --------

       Transportation (1.7%)
          Ryder System, Inc.                                               8,000          196,960           225,000
                                                                                         --------          --------

       Water Treatment and Pollution Control (3.0%)
          Ionics, Inc.*                                                    8,000          186,800           376,000
                                                                                         --------          --------

          Total common stocks                                                           5,921,650        10,778,125

SHORT-TERM DEBT (16.98%)
    U.S. Treasury bills, due July 1996                                   535,000          528,595           528,595

    U.S. Treasury bills, due August 1996                               1,040,000        1,029,824         1,029,824

    U.S. Treasury bills, due September 1996                              675,000          665,848           665,848
                                                                                         --------          --------

          Total short term debt                                                         2,224,267         2,224,267
                                                                                        ---------        ----------

                 Total investment securities - 99.26%                                  $8,145,917        13,002,392
                                                                                        =========

                 Other assets less liabilities - .74%                                                        97,408
                                                                                                            -------

                 Net assets - 100.00%                                                                   $13,099,800
                                                                                                         ==========


        The accompanying notes are an integral part of this statement.


NOTES

      (a) All common stocks are listed on a national securities exchange (or reported on the NASDAQ national market) and are valued at the closing price. Short-term debt is carried at cost, which approximates market value.

      (b)   Aggregate cost for Federal income tax purposes is $8,145,917.

       *  Nonincome-producing security



                           ARMSTRONG ASSOCIATES, INC.

                             STATEMENT OF OPERATIONS

                            Year ended June 30, 1996



INVESTMENT INCOME
    Dividends                                                                        $ 137,211
    Interest                                                                           109,826
                                                                                      --------
                                                                                       247,037

    Operating expenses
       Investment advisory fees                                     $100,839
       Administrative fees                                            16,000
       Custodian fees                                                  7,098
       Transfer agent fees                                            11,880
       Legal fees                                                                        9,927
       Accounting fees                                                14,759
       Registration fees, licenses and other                           2,274
       Reports and notices to shareholders                            11,268
       Directors' fees and expenses                                    6,465
       Insurance expense                                               1,623           182,133
                                                                     -------          --------

                  NET INVESTMENT INCOME                                                 64,904
                                                                                     ---------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    Realized gains (excluding short-term debt obligations)
        Proceeds from sales                                                          3,179,691
        Cost of securities sold                                                      2,205,120
                                                                                     ---------

                  NET REALIZED GAINS                                                   974,571
                                                                                     ---------

    Unrealized appreciation
       Beginning of year                                                             4,464,301
       End of year                                                                   4,856,475
                                                                                     ---------

                  INCREASE IN UNREALIZED APPRECIATION                                  392,174
                                                                                     ---------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                     1,366,745
                                                                                     ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                          $1,431,649
                                                                                     =========





        The accompanying notes are an integral part of these statements.



                           ARMSTRONG ASSOCIATES, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                               Year ended June 30,




                                                                                            1996              1995
                                                                                           ------            -----
OPERATIONS
    Net investment income                                                              $   64,904       $    24,396
    Net realized gains on investments                                                     974,571           296,884
    Increase in unrealized appreciation of investments                                    392,174         2,217,390
                                                                                         --------        ----------

                  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  1,431,649         2,538,670

DISTRIBUTIONS TO SHAREHOLDERS
    Dividends paid from net investment income                                             (24,647)          (45,228)
    Distributions from net realized gains                                                (468,286)         (667,116)
                                                                                        ---------         ---------

                  NET DECREASE IN NET ASSETS RESULTING FROM DISTRIBUTIONS                (492,933)         (712,344)

CAPITAL SHARE TRANSACTIONS
    Net proceeds from sale of capital stock                                               375,861           692,961
    Net asset value of shares issued to shareholders
       in reinvestment of net investment income and
       net realized gains on investments                                                  466,053           667,187
                                                                                         --------          --------
                                                                                          841,914         1,360,148
       Less cost of shares repurchased                                                    641,510           480,744
                                                                                         --------          --------

                  NET INCREASE IN NET ASSETS RESULTING
                       FROM CAPITAL SHARE TRANSACTIONS                                    200,404           879,404
                                                                                         --------          --------


                  TOTAL INCREASE IN NET ASSETS                                          1,139,120         2,705,730

NET ASSETS
    Beginning of year                                                                  11,960,680         9,254,950
                                                                                       ----------        ----------

    End of year (Note)                                                                $13,099,800       $11,960,680
                                                                                      ===========       ===========


Note: At June 30, 1996 and 1995, undistributed net realized investment gains were $630,624 and $124,339, respectively, and at June 30, 1996, undistributed net investment income was $24,093. At June 30, 1995, distributions in excess of net investment income were $16,164.

        The accompanying notes are an integral part of these statements.



                           ARMSTRONG ASSOCIATES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 1996


NOTE A - NATURE OF OPERATIONS AND SUMMARY OF ACCOUNTING POLICIES

    A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

    Nature of Operations

    Armstrong Associates, Inc. (the Company) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company

    Valuation of Securities

    The Company's investments in common stocks are carried at market value. Short-term debt securities are carried at cost which approximates market.

    Investment Transactions and Investment Income

    Investment transactions are recorded on a trade date basis, and realized gains and losses are calculated using the identified cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

    Financial Instruments

    The Company's financial instruments consist of cash and investments in securities. Carrying value approximates fair market value.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE B - FEDERAL INCOME TAXES

    As of June 30, 1996, the Company qualified and intends to continue to qualify each fiscal year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By qualifying, the Company will not be subject to Federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.


NOTE C - PURCHASES AND SALES OF SECURITIES

    For the year ended June 30, 1996, purchases and sales of securities, excluding short-term debt securities, aggregated $1,978,209 and $2,205,120, respectively.

    The Company paid total brokerage commissions on the purchases and sales of investment securities aggregating $14,282 in 1996. All commissions were paid to unaffiliated broker-dealers.


NOTE D - INVESTMENT ADVISORY, TRANSFER AGENT AND ADMINISTRATIVE FEES

    The Company has agreed to pay its investment adviser, Portfolios, Inc. (Portfolios), a fee of .80% per annum of the average net asset value of the Company. For the year ended June 30, 1996, investment advisory fees from Portfolios amounted to $100,839. In order to effectively limit the expenses of the Company, the adviser has agreed to reimburse the Company for all expenses (including the advisory fee but excluding brokerage commissions, taxes and interest and extraordinary charges such as litigation costs) incurred by the Company in any fiscal year in excess of 2% of the first $10 million of its average daily net assets for the fiscal year, 1.5% of the next $20 million of average daily net assets and 1% of the remainder. No reimbursements were required in 1996.

    Effective January 1, 1995, Portfolios became the transfer agent for the Company. Applicable fees of $11,879 were incurred by the Company for the year ended June 30, 1996. In addition, under the terms of an administrative services agreement between Portfolios and the Company, Portfolios provides accounting services to the Company for an annual fee of $16,000 payable in equal monthly installments.

    At June 30, 1996, the Company owed Portfolios $10,712 in accrued fees.


NOTE E - CAPITAL STOCK

    On June 30, 1996, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $7,588,609. Transactions in capital stock for the years ended June 30, 1996 and 1995 were as follows:

                                                          1996       1995
                                                         ------     -----

       Shares sold                                       37,634     78,586
       Additional shares purchased from
          reinvested dividends                           47,124     79,427
                                                        -------    -------
                                                         84,758    158,013
       Shares redeemed                                  (64,337)   (55,689)
                                                        -------    -------

                  Net increase in shares outstanding     20,421    102,324
                                                        =======    =======


NOTE F - DIVIDENDS

    Dividends from net investment income paid during the year ended June 30, 1996 and 1995 amounted to $.02 and $.04 per share, respectively. Distributions from net realized gains paid during the years ended June 30, 1996 and 1995 amounted to $.38 and $.59 per share, respectively.


                           ARMSTRONG ASSOCIATES, INC.

                         CONDENSED FINANCIAL INFORMATION

                       Selected per Share Data and Ratios
                                                            1975        1976      1977      1978      1979     1980      1981
                                                            ----        ----      ----      ----      ----     ----      ----
Net asset value
  Beginning of period                                       $2.74     $3.81      $5.30     $5.68     $6.50    $7.06     $7.74

Income (loss) from investment operations
     Net investment income                                    .07       .03        .04       .08       .16      .23       .24
     Net realized and unrealized gains (losses)
         on investments                                      1.04      1.53        .38       .78       .84     1.40      2.62
                                                             ----      ----       ----      ----      ----     ----      ----

             Total from investment operations                1.11      1.56        .42       .86      1.00     1.63      2.86

Less distributions
     Dividends from net investment income                     .04       .07        .04       .04       .11      .13       .23
     Distributions from net realized gains                     -         -          -         -        .33      .82      1.00
                                                              ---       ---        ---       ---      ----     ----      ----

Net asset value, end of period                              $3.81     $5.30      $5.68     $6.50     $7.06    $7.74     $9.37
                                                             ====      ====       ====      ====      ====     ====      ====

Total return                                              41.46%      42.06%      8.05%    15.31%    15.17%   24.08%    38.04%

Ratios/supplemental data
     Net assets, end of period (000's)                     2,892      3,785      3,649     3,886     4,538    5,777     8,277

     Ratio of expenses to average net assets                 1.5        1.5        1.5       1.5       1.5       1.6      1.5

     Ratio of net investment income
         to average net assets                               2.7         .8        1.9       1.6       2.3       3.2      2.7

     Portfolio turnover rate                                 210%       113%       113%      151%       97%      131%      60%




                                                        1982     1983      1984       1985      1986      1987    1988      1989
                                                        ----     ----      ----       ----      ----      ----    ----      ----
Net asset value
  Beginning of period                                 $ 9.37    $ 7.10    $10.22     $7.29     $7.65     $8.72  $ 9.66     $7.17

Income (loss) from investment operations
     Net investment income                               .41       .21       .16       .24       .14       .10     .09       .24
     Net realized and unrealized gains (losses)
         on investments                                (1.28)     3.72     (2.51)     1.02      1.17      1.51    (.53)      .67
                                                       -----      ----     -----      ----      ----      ----    ----      ----

             Total from investment operations           (.87)     3.93     (2.35)     1.26      1.31      1.61    (.44)      .91

Less distributions
     Dividends from net investment income                .19       .43       .20       .14       .24       .16     .14       .11
     Distributions from net realized gains              1.21       .38       .38       .76        -        .51    1.91       .23
                                                       -----     -----     -----      ----     -----      ----   -----      ----

Net asset value, end of period                        $ 7.10    $10.22    $ 7.29     $7.65     $8.72     $9.66   $7.17     $7.74
                                                       =====     =====     =====      ====      ====      ====   =====      ====

Total return                                           (9.87)%   61.27%   (24.01)%  19.10%    17.80%    20.00%   (6.27)%  13.23%

Ratios/supplemental data
     Net assets, end of period (000's)                  7,669   12,869     9,788    10,957    11,714    12,294  10,435     9,887

     Ratio of expenses to average net assets              1.7      1.6       1.6       1.7       1.6       1.7     2.0       1.9

     Ratio of net investment income
         to average net assets                            5.6      2.4       1.9       3.1       1.6       1.0     1.3       3.0

     Portfolio turnover rate                              34%      59%       96%       53%       54%       51%     20%       46%




                                                    1990      1991      1992      1993      1994      1995    1996
                                                    ----      ----      ----      ----      ----      ----    ----
Net asset value
  Beginning of period                               $7.74     $7.38     $6.87     $7.08     $8.26     $8.19    $9.70

Income (loss) from investment operations
     Net investment income                            .23       .16       .06       .02       -         .02      .05
     Net realized and unrealized gains (losses)
         on investments                               .19      (.27)      .33      1.19       .10      2.12     1.10
                                                     ----      ----      ----      ----      ----      ----     ----

             Total from investment operations         .42      (.11)      .39      1.21       .10      2.14     1.15

Less distributions
     Dividends from net investment income             .24       .23       .15       .02       -         .04      .02
     Distributions from net realized gains            .54       .17       .03       .01       .17       .59      .38
                                                     ----      ----      ----      ----      ----       ---      ---

Net asset value, end of period                      $7.38     $6.87     $7.08     $8.26     $8.19     $9.70   $10.45
                                                     ====      ====      ====      ====      ====      ====    =====

Total return                                         5.93%    (.92)%     5.79%    17.12%     1.13%    27.32%   12.09%

Ratios/supplemental data
     Net assets, end of period (000's)               9,770    9,228     9,366     9,680     9,255    11,961    13,100

     Ratio of expenses to average net assets           1.8      1.9       1.9       1.8       1.8       1.8       1.4

     Ratio of net investment income
         to average net assets                         2.9      2.3        .8        .2       -          .2        .5

     Portfolio turnover rate                           44%      24%       35%       17%       15%       12%       19%



(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.
(b) The Fund had no senior securities or outstanding debt during the twenty-two-year period ended June 30, 1996.

See accompanying report of independent certified public accountants.